UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

 _________________________________________

FORM 8-K

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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2015

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BIO-TECHNE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-17272	41-1427402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
614 McKinley Place NE Minneapolis, MN 55413
(Address of Principal Executive Offices) (Zip Code)

(612) 379-8854
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

A copy of the press release issued by Bio-techne Corporation on May 5, 2015, describing the results of operations for the quarter ended March 31, 2015 and its financial condition as of March 31, 2015, is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events

A copy of the press release issued by Bio-techne Corporation on May 5, 2015, announcing a cash dividend is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1      Press Release, dated May 5, 2015, announcing results of operations.

99.2     Press Release, dated May 5, 2015, announcing a cash dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNE CORPORATION

Date: May 5, 2015	By:	/s/ Charles R. Kummeth
Charles R. Kummeth
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 5, 2015, announcing results of operations

99.2	Press Release, dated May 5, 2015, announcing cash dividend